Exhibit 99.2

NGAHERE AOTEAROA

INTERNATIONAL PAPER COMPANY

RANK GROUP INVESTMENTS LIMITED

RANK GROUP LIMITED

LOCK-IN AGREEMENT IN RELATION TO

A FULL TAKEOVER OFFER FOR

CARTER HOLT HARVEY LIMITED

AGREEMENT dated 17 August 2005

PARTIES

NGAHERE AOTEAROA (“Ngahere”)

INTERNATIONAL PAPER COMPANY (“IP”)

RANK GROUP INVESTMENTS LIMITED (“Rank”)

RANK GROUP LIMITED (“RGL”)

INTRODUCTION

A.	Ngahere legally and beneficially owns 660,843,571 ordinary shares in Carter Holt Harvey Limited (“Carter Holt Harvey”), representing 50.5% of the 1,308,600,047 ordinary shares in Carter Holt Harvey on issue as at the date of this Agreement.

B.	Rank has agreed that, subject to the provisions of this Agreement, it will make an Offer for all the ordinary shares in Carter Holt Harvey.

C.	Ngahere has irrevocably agreed that it will accept the Offer in respect of the Shares in accordance with the Offer Terms and the Takeovers Code.

D.	IP has agreed that, as the holding company of Ngahere, it will procure that Ngahere performs certain of its obligations under this Agreement.

E.	RGL has agreed that, as the holding company of Rank, it will procure that Rank performs certain of its obligations under this Agreement.

AGREEMENT

1.	INTERPRETATION

1.1	Definitions: In this Agreement, unless the context otherwise requires:

“Business Day” means a day on which registered banks are open for business in Auckland, New Zealand.

“Carter Holt Harvey” means Carter Holt Harvey Limited.

“Offer” means a full offer under Rule 8 of the Takeovers Code and on the Offer Terms to be made by Rank to purchase all the ordinary shares in Carter Holt Harvey.

“Offer Terms” means, subject to clause 2.3, the price per Share and the terms and conditions set out in Schedule 1.

“Shares” means all ordinary shares in Carter Holt Harvey held or controlled by Ngahere or IP, being 660,843,571 ordinary shares.

“Takeovers Code” means the Takeovers Code approved by Takeovers Code Approval Order 2000 (SR 2000/210).

“Takeover Notice” means a takeover notice to be sent by Rank to Carter Holt Harvey in compliance with Rule 41 of the Takeovers Code and clause 2.1(a) below, and having attached thereto the Offer Terms and the other information required by the Takeovers Code.

1.2	Interpretation: In this Agreement, unless the context otherwise requires or as specifically otherwise stated:

(a)	headings are to be ignored;

(b)	references to a party or a person includes any form of entity and their respective successors;

(c)	every right, power and remedy of a party remains unrestricted and may be exercised without prejudice to each other at any time;

(d)	singular includes plural and vice versa;

(e)	any word or expression cognate with a definition in this Agreement has a meaning corresponding to the definition;

(f)	references to any form of law are to New Zealand law, including as amended or re-enacted;

(g)	references to any document are to that document as amended in accordance with its terms;

(h)	references to sections, clauses, schedules, annexes or other identifiers are to those in this Agreement; and

(i)	each schedule and any other attachment is part of this Agreement.

2.	TAKEOVER OFFER

2.1	Making of Offer: Subject to clause 2.2, Rank agrees that it will:

(a)	send the Takeover Notice to Carter Holt Harvey in accordance with Rule 41 of the Takeovers Code within 14 days after the date of this Agreement; and

(b)	make the Offer (by sending the Offer to Carter Holt Harvey shareholders) as soon as reasonably possible, and in any event no later than 30 days, after sending the Takeover Notice.

2.2	Conditions: Rank’s obligations under clauses 2.1(a) and (b) are each subject to the condition that none of the circumstances set out in paragraph 6 of the Offer Terms has occurred or failed to occur, as the case may require, in the period commencing on the date of this Agreement and ending on the date the Takeover Notice is sent or that the Offer is made, as the case may be. The condition contained in this clause 2.2 may be waived by Rankin respect of the Takeover Notice, the Offer or both. Rank will not send the Offer to Carter Holt Harvey shareholders unless it is satisfied that, as at the date on which the Offer is sent, none of the circumstances set out in paragraph 6 of the Offer Terms has occurred or failed to occur, as the case may require, or it has irrevocably waived any such occurrence or non-occurrence.

2.3	Offer Terms: Rank agrees that the Offer shall be made on the Offer Terms, except as otherwise agreed by Rank and Ngahere (each acting reasonably) before the date of the Offer (and each reference to Offer Terms in this Agreement shall be a reference to such terms as amended by any such agreement or agreements). Rank shall be entitled to complete the other sections of the Offer document, all necessary dates, and the information required by Schedule 1 to the Takeovers Code, as it reasonably requires, provided that such other sections shall comply with the Takeovers Code and shall not be inconsistent with the Offer Terms or include additional terms and conditions.

2.4	Termination: If Rank does not send the Offer to Carter Holt Harvey shareholders (in compliance with the Takeovers Code) within 44 days after the date of this Agreement, then Ngahere may elect to terminate this Agreement by written notice delivered to Rank at its registered office. Such termination shall not limit or prejudice the rights and remedies of IP and Ngahere arising by virtue of any failure of Rank to comply with clauses 2.1(a) or (b).

3.	ACCEPTANCE OF OFFER

3.1	Acceptance of Offer: Subject to the Offer being made by Rank in accordance with this Agreement, Ngahere irrevocably agrees to accept the Offer in accordance with its terms and the Takeovers Code in respect of all the Shares no later than the date which is one Business Day after the date of despatch of the Offer to Carter Holt Harvey shareholders, as notified by Rank under Rule 45 of the Takeovers Code or, if later, then on the Business Day on which the Offer is received by Ngahere.

3.2	Dealings with Shares: Ngahere and IP agree with Rank that, unless this Agreement is terminated in accordance with its terms or the Offer lapses in accordance with its terms or is withdrawn in accordance with the Takeovers Code, they will not dispose of or deal in any way with any of the Shares, except to accept the Offer.

3.3	Representations and warranties: Ngahere represents and warrants to Rank that, at the date of this Agreement and on the date of the Offer:

(a)	Ngahere is the sole legal and beneficial owner of the Shares and has full power, capacity and authority to sell the Shares; and

(b)	on payment of the purchase price in accordance with the Offer Terms, legal and beneficial title to the Shares will pass to Rankin accordance with the Offer Terms.

4.	EXERCISE OF VOTING RIGHTS

4.1	Holding and controlling of voting rights: Ngahere may exercise and/or control the exercise of all voting rights (as defined in the Takeovers Code) attached to the Shares in whatever manner it sees fit until such time as payment to it of the purchase price is made under the Offer. For the avoidance of doubt, nothing in this Agreement will confer on Rank or any other party the ability, or right, to hold or control (as defined in the Takeovers Code) the voting rights attaching to the Shares and no party will become the holder or controller of such voting rights except following payment of the purchase price to Ngahere under the Offer.

5.	ASSURANCE OF HOLDING COMPANIES

5.1	Assurance of IP: IP agrees that, as the holding company of Ngahere, it will procure that Ngahere performs its obligations under clauses 3.1 and 3.2 of this Agreement.

5.2	Assurance of RGL: RGL agrees that, as the holding company of Rank, it will procure that Rank performs its obligations under clause 2.1 of this Agreement.

6.	GENERAL

6.1	Agreement binding: Each party warrants and represents to the other that this Agreement creates obligations which are legally binding on it and are enforceable against it in accordance with its terms.

6.2	Compliance with law: Nothing in this Agreement shall require any party to do any act or thing in contravention of the Takeovers Code, the Securities Markets Act 1988 or the Companies Act 1993.

6.3	Amendments: No amendment to this Agreement will be effective unless it is in writing and signed by all parties.

6.4	Further assurances: Ngahere and Rank shall promptly do everything reasonably required to give effect to this Agreement according to its spirit and intent.

6.5	Counterparts: This Agreement may be signed in two or more counterparts (including facsimile copies), all of which when taken together shall constitute one and the same instrument and a binding and enforceable agreement between the parties.

6.6	Governing law: This Agreement is governed by New Zealand law. The parties submit to the non-exclusive jurisdiction of the Courts of New Zealand.

SIGNATURES

RANK GROUP INVESTMENTS LIMITED by:

Signature of director

Name of director

RANK GROUP LIMITED by:

Signature of director

Name of director

NGAHERE AOTEAROA by its authorised officer:

Signature
Name: Title:

INTERNATIONAL PAPER COMPANY by its authorised officer:

Signature
Name:
Title:

SCHEDULE 1: OFFER TERMS

TERMS AND CONDITIONS OF FULL TAKEOVER OFFER FOR CARTER HOLT HARVEY

LIMITED ORDINARY SHARES

Rank Group Investments Limited (“Rank”) offers to purchase all Carter Holt Harvey Limited’s (“Carter Holt Harvey”) fully-paid ordinary shares (“CHH Shares”) for $2.50 in cash per CHH Share, on the terms and conditions contained in this offer document (“Offer”).

1.	THIS OFFER

1.1	Rank offers to acquire the CHH Shares, including all rights, benefits, and entitlements attached thereto on, after, or by reference to, 17 August 2005 (“Effective Date”), other than the right to the dividend of 5 cents per CHH Share and the supplementary dividend (payable to non-resident shareholders) of 0.8823 cents per CHH Share announced by Carter Holt Harvey on 21 July 2005 (“Interim Dividend”).

1.2	This Offer will remain open for acceptance until [date 30 days from date of offer] 2005 or such later date (if any) as Rank may determine to extend it in accordance with the Takeovers Code (“Closing Date”).

2.	CONSIDERATION

2.1	The consideration offered by Rank for each CHH Share is $2.50 in cash, subject to any adjustment in accordance with paragraph 7.1 or paragraph 7.4 below.

2.2	The amount of consideration payable to each Carter Holt Harvey shareholder who accepts this Offer (each an “accepting Carter Holt Harvey shareholder”) will be paid by cheque sent by ordinary mail or paid in cleared funds by electronic transfer (at the election of the accepting Carter Holt Harvey shareholder) no later than 3 Business Days after the later of:

(a)	the date on which that accepting Carter Holt Harvey shareholder’s acceptance is received by Rank; and

(b)	the date on which this Offer is declared unconditional.

2.3	If the consideration payable to an accepting Carter Holt Harvey shareholder is not sent to that shareholder within the period specified in paragraph 2.2 above, that shareholder may withdraw their acceptance of this Offer by notice in writing to Rank, but only:

(a)	after the expiration of seven days written notice to Rank of that shareholder’s intention to do so; and

(b)	if that shareholder does not receive the consideration to which they are entitled during the seven day period referred to in paragraph 2.3(a).

3.	HOW TO ACCEPT THIS OFFER

3.1	To accept this Offer, you need only:

(a)	complete the Acceptance and Transfer Form enclosed with this Offer (“Acceptance Form”) in accordance with the instructions on the Acceptance Form; and

(b)	return the completed Acceptance Form by hand delivery, fax or post (in the reply-paid envelope which is enclosed with this Offer) AS SOON AS POSSIBLE after receipt of this Offer, but in any event so that it is received by Rank no later than the Closing Date, to:

Rank Group Investments Limited

c/- Computershare Investor Services Limited

Level 2, 159 Hurstmere Road

Takapuna

Private Bag 92119

Auckland

New Zealand

Telephone:    +64 9 488 8777

Facsimile:     +64 9 488 8787

No acknowledgement of receipt of acceptances of this Offer will be issued.

3.2	Rank may, in its discretion, treat any Acceptance Form as valid notwithstanding that it is not accompanied by the relevant Common Shareholder Number (“CSN”), or that it does not otherwise comply with paragraph 3.1 above, or any instructions on the Application Form, and may, in its discretion, rectify any errors in, or omissions from, any Acceptance Form to enable that form to constitute a valid acceptance of the Offer and to facilitate registration of the transfer of the relevant CHH Shares.

3.3	Acceptance of this Offer by each accepting Carter Holt Harvey shareholder constitutes a contract between that accepting Carter Holt Harvey shareholder and Rank on the terms and subject to the conditions of this Offer. Other than in the circumstances set out in paragraph 2.3 above, an accepting Carter Holt Harvey shareholder may not withdraw their acceptance during the Offer period determined under paragraph 4.1 below, whether or not there has been any variation of this Offer. Rank and every accepting Carter Holt Harvey shareholder shall be released from their obligations under this Offer, and arising from acceptance of this Offer, if this Offer:

(a)	is withdrawn with the consent of the Takeovers Panel; or

(b)	lapses as a result of any condition in paragraph 5 or paragraph 6 below not being satisfied or waived by the date specified in paragraph 4.4 below as the latest date that Rank may declare this Offer unconditional; or

(c)	lapses pursuant to paragraph 4.2 or 4.3 below.

4.	TERMS OF THE OFFER

4.1	This Offer is dated [Date of Offer] 2005 and, unless this Offer is withdrawn in its entirety with the consent of the Takeovers Panel in accordance with the Takeovers Code and every person is released from every obligation incurred under the terms of this Offer, or unless this Offer lapses in accordance with its terms, this Offer remains open for acceptance until and including the Closing Date.

4.2	Subject to paragraph 4.3, if, at the time of satisfaction of the condition in paragraph 5:

(a)	each of the conditions to this Offer set out in paragraph 6.1 (“MAC Conditions”) either is satisfied or has been waived, Rank will declare this Offer unconditional immediately after satisfaction of the condition in paragraph 5;

(b)	any of the MAC Conditions is or are not satisfied or waived, Rank may waive such condition/s and declare this Offer unconditional within one Business Day immediately following satisfaction of the condition in paragraph 5, and if Rank fails to do so this Offer will lapse immediately after that one Business Day period (and every accepting Carter Holt Harvey shareholder will be released from their obligations under this Offer (and the contract arising from their acceptance of it)).

4.3	If, at the time of satisfaction of the condition in paragraph 5, Bidder has not determined whether any one or more of the MAC Conditions is or is not satisfied because a determination required in accordance with paragraph 6.2 has not yet been made, Rank must immediately either:

(a)	waive that condition or those conditions and declare the Offer unconditional; or

(b)	take all steps necessary or desirable to obtain such determination/s, in which case:

(i)	if, as a result of such determination/s, the relevant MAC Condition/s is/are satisfied, the Bidder must declare this Offer unconditional immediately after receipt of such determination (or the last such determination, if more than one); or

(ii)	if, as a result of such determination/s, any of the relevant MAC Conditions is not satisfied and Rank has not otherwise waived such condition, Rank may waive such condition/s and declare this Offer unconditional within one Business Day immediately following receipt of such determination (or the last such determination, if more than one), and if Rank fails to do so this Offer will lapse immediately after that one Business Day period (and every accepting Carter Holt Harvey shareholder will be released from their obligations under this Offer (and the contract arising from their acceptance of it)).

4.4	Under the Takeovers Code, the latest date on which Rank can declare this Offer unconditional is 14 days after the Closing Date (excluding, for the purposes of this paragraph 4.4, any extension of this Offer under Rule 24(3) of the Code). lf this Offer is not extended and the Offer period ends on [Closing Date] 2005, then the latest date under the Takeovers Code by which Rank can declare this Offer unconditional is [Closing Date + 14 days] 2005. If this Offer is not declared unconditional, or the conditions to it are not waived by Rank (to the extent waivable), by the latest date contemplated by this paragraph 4.4, this Offer will lapse and Rank and every accepting Carter Holt Harvey shareholder will be released from their obligations under this Offer (and the contract arising from their acceptance of it).

4.5	This Offer is open for acceptance by any person who holds CHH Shares, whether acquired before, on or after the date of this Offer, upon production of satisfactory evidence of such person’s entitlement to those CHH Shares. A holder of CHH Shares may accept this Offer in respect of all or any of their CHH Shares. Each acceptance must be free of all conditions of acceptance of any nature whatsoever.

4.6	Legal and beneficial ownership, and title, to an accepting Carter Holt Harvey shareholder’s CHH Shares shall pass to Rank, and registration of the transfer of the applicable CHH Shares to Rank shall take place, contemporaneously with full payment by Rank for such CHH Shares pursuant to paragraph 2, and not prior to that time.

4.7	Each accepting Carter Holt Harvey shareholder represents and warrants that it is the sole legal and beneficial owner of the CHH Shares in respect of which it has accepted this Offer, and that legal and beneficial title to all such CHH Shares will pass to Rank free of all liens, charges, mortgages, encumbrances and other adverse interests or claims of any nature whatsoever, but together with all rights, benefits and entitlements attaching to them, including the right to all dividends, bonuses and other payments and distributions of any nature arising on, after, or by reference to, the Effective Date (other than the Interim Dividend) on payment of the purchase price pursuant to paragraph 2.

4.8	Acceptance of this Offer constitutes a representation and warranty by the accepting Carter Holt Harvey shareholder to Rank that title to their CHH Shares will pass to Rank on the basis described in paragraph 4.7 above and that the accepting Carter Holt Harvey shareholder has full power, capacity and authority to sell and transfer all their CHH Shares.

5.	MINIMUM ACCEPTANCE CONDITION

This Offer, and any contract arising from acceptance of it, are conditional upon Rank receiving acceptances by no later than the Closing Date in respect of that number of CHH Shares that would, upon this Offer being declared unconditional and the relevant CHH Shares being transferred to Rank, result in Rank holding or controlling more than 50% of the voting rights in Carter Holt Harvey.

6.	FURTHER CONDITIONS OF THIS OFFER

6.1	This Offer, and any contract arising from acceptance of it, are subject to the conditions that, except as otherwise agreed in writing by Rank, during the period from the Effective Date until the date on which the condition in paragraph 5 is satisfied:

(a)	no dividends, bonuses or other payments or distributions (including, without limitation, any share buybacks) of any nature have been or will be declared, paid, or made, upon or in respect of, any of the CHH Shares (other than the Interim Dividend);

(b)	except for (A) any issue by a wholly owned Carter Holt Harvey subsidiary to Carter Holt Harvey or one of its other wholly owned subsidiaries or (B) debt securities issued to raise funds in non-public markets in the ordinary course of business under financing facilities which are consistent with the customary financing arrangements of Carter Holt Harvey and its subsidiaries and joint venture entities (together “CHH Group”), no further shares, convertible securities, other securities of any nature (including options, rights or interests in any ordinary shares) of any member of the CHH Group have been or will be by any member of the CHH Group issued, agreed to be issued or made the subject of any option or right to subscribe;

(c)	there has been and will be no alteration of the rights, benefits, entitlements and restrictions attaching to any of the CHH Shares or other securities (if any) of any member of the CHH Group other than securities held by one member of the CHH Group in another wholly owned member of the CHH Group;

(d)	no action, claim, litigation or other form of proceedings that, as at the Effective Date, were not publicly notified or commenced, are notified or commenced against, or by, any member of the CHH Group that are material or could reasonably be expected to be material to the CHH Group, taken as a whole;

(e)	the businesses of each member of the CHH Group are carried on in the normal and ordinary course, including without limitation:

(i)	no unusual or abnormal payments, commitments or liabilities (including contingent liabilities) which are material or could reasonably be expected to be material to the CHH Group, taken as a whole, are made or incurred (or agreed to be made or incurred) by any of those entities;

(ii)	other than the completion of transactions that have at the Effective Date been disclosed in public filings, public announcements or public disclosures by Carter Holt Harvey, no member of the CHH Group disposes of, purchases, transfers, leases, charges, mortgages, grants a lien or other encumbrance over, grants an option or legal or equitable interest in respect of, or otherwise deals with a legal or equitable interest in a material asset, business, operation, property or subsidiary (or agrees, including agreeing to materially vary any agreement, to do any of these things or makes an announcement in respect of any of them), that is or could reasonably be expected to be material to the CHH Group, taken as a whole;

(iii)	no member of the CHH Group (separately or together) undertakes or commits to any capital expenditure or divestment (other than of trading stock in the ordinary course of business) over $5,000,000 (in aggregate) that, as at the Effective Date, had not been approved by the Board of Directors of Carter Holt Harvey or committed to by that member of the CHH Group; and

(iv)	no onerous, long term or material contracts, commitments or arrangements, or any major transactions (as defined in section 129(2) of the Companies Act 1993), are entered into, or materially varied, by any member of the CHH Group that are or could reasonably be expected to be material to the CHH Group, taken as a whole;

(f)	no member of the CHH Group enters into an agreement or arrangement, or completes or settles any agreement or arrangement, to which Listing Rule 9.1 and/or Listing Rule 9.2 of the NZX Listing Rules, or the equivalent provisions of the ASX Listing Rules, applies, or would apply but for the granting of a waiver or exemption;

(g)	there is no alteration to the constitutional documents of any member of the CHH Group or to any trust deed (or similar document) under which any securities have been issued by any member of the CHH Group, other than amendments that are of a formal or technical, and not substantive, nature;

(h)	except for the pre-emptive and other rights in existence in respect of the joint ventures between Carter Holt Harvey and International Paper Company (or their respective affiliates, as applicable) in China and Australia, no assets of any member of the CHH Group and no shares, or other securities or interests held, controlled or owned by any member of the CHH Group, in any company or other entity or any other unincorporated body (which assets, shares, or other securities or interests are or could reasonably be expected to be material to the CHH Group taken as a whole) are, or will be, subject to any option, forfeiture, transfer or any right of pre-emption, in the event of any member of the CHH Group becoming a subsidiary or under the control of any company other than International Paper Company;

(i)	there is no change to the remuneration, or to any of the terms of employment or engagement, of any director, officer, employee or consultant of any member of the CHH Group except for changes in accordance with established review policies or otherwise made in the ordinary course of business consistent with past practices, and there is no agreement to make any of those changes;

(j)	no liquidator, receiver, receiver and manager, statutory manager or similar official is appointed in respect of any member of the CHH Group or any of their respective assets, other than in respect of a wholly owned subsidiary of Carter Holt Harvey which is not trading and has no assets or liabilities, other than inter-company receivables or payables with another wholly owned subsidiary of Carter Holt Harvey;

(k)	there not having occurred any events, circumstances or conditions of the natures referred to in sub-paragraphs (a) to (j) above (ignoring, for this purpose, any materiality or similar qualifications therein) which (while not causing a failure of any of the conditions set out in any such paragraphs), when aggregated with all other events, changes, circumstances or conditions of any of the natures referred to in such sub-paragraphs (ignoring, for this purpose, any materiality or similar qualifications therein) that have occurred, mean that the overall impact of all such aggregated events, changes, circumstances or conditions taken as a whole is, or could reasonably be expected to be, material to the CHH Group, taken as a whole;

(l)	no board resolution or shareholders’ resolution of any member of the CHH Group is passed to do or authorise the doing of any act or matter referred to in any of sub-paragraphs (a) to (j) (inclusive) above;

(m)	no resolution is passed for any amalgamation or (other than in respect of a wholly owned subsidiary of Carter Holt Harvey which is not trading and has no assets or liabilities, other than inter-company receivables or payables with a wholly owned subsidiary of Carter Holt Harvey) liquidation of any member of the CHH Group, and none of them is involved in any merger, share buyback or scheme of arrangement; and

(n)	there not having occurred any event, change or condition that has had, or could reasonably be expected to have, a material adverse effect on the business, financial or trading position, assets or liabilities or profitability of the CHH Group, taken as a whole, since 31 December 2004, except for:

(i)	such events, changes or conditions disclosed in public filings, public announcements or public disclosures by Carter Holt Harvey prior to the Effective Date; and

(ii)	any event, change or condition that may arise as a consequence of the announcement or consummation of this Offer or its financing.

6.2	To the extent required by the Takeovers Code, where any condition requires a determination as to whether a matter is or could reasonably be expected to be material or not, is adverse or not, is onerous or not, is long term or not, is normal or not, is in the ordinary course of business or not, is consistent with past practices or not, or is of a formal or technical (and not substantive) nature or not, before the condition may be invoked, such determination must be made, at Rank’s election, by any of the entities providing finance for the Offer or by a suitably qualified expert appointed by Rank, in any case who is not an associate of Rank, prior to Rank being able to invoke the condition.

6.3	The conditions in paragraph 6.1 above are for the sole benefit of Rank and, accordingly, each such condition may be waived by Rank in its sole discretion.

6.4	Each condition set out in paragraphs 5 and 6.1 above is a separate condition subsequent, and acceptance of the Offer by each accepting Carter Holt Harvey shareholder shall constitute a contract between that shareholder and Rank subject to those conditions. The Offer will only proceed if all conditions in paragraphs 5 and 6.1 above are satisfied or waived (to the extent possible).

7.	CHANGE IN CIRCUMSTANCES

7.1	If, on or after the Effective Date, Carter Holt Harvey declares, makes, or pays any dividend or any distribution of any nature whatsoever (other than the Interim Dividend), and either the condition in paragraph 6.1(a) above is waived by Rank or this Offer is or becomes unconditional, then, at the election of Rank (and subject to the terms of any such waiver), either:

(a)	each accepting Carter Holt Harvey shareholder will be bound to pay to Rank on demand an amount equivalent to such dividend or the value of such other distribution (in each case inclusive of withholding taxes deducted, if applicable) that is received by, or is properly payable to, that accepting Carter Holt Harvey shareholder; or

(b)	the consideration which would otherwise have been paid to each accepting Carter Holt Harvey shareholder for their CHH Shares shall be reduced by an amount equivalent to such dividend, payment or the value of such other distribution that is received by, or is properly payable to, that accepting Carter Holt Harvey shareholder.

7.2	If, on or after the Effective Date, Carter Holt Harvey authorises, declares, or makes any issue of shares, convertible securities or other securities of any nature (including options, rights or interests in its ordinary shares), by way of bonus issue and either the condition in paragraph 6.1(b) above is waived by Rank or this Offer is or becomes unconditional, then accepting Carter Holt Harvey shareholders will, subject to the terms of any such waiver, be bound to transfer, in respect of those CHH Shares for which they have accepted this Offer, any such shares, convertible securities, other securities or options, rights and interests to Rank, without any additional consideration.

7.3	If, on or after the Effective Date, Carter Holt Harvey makes any issue of ordinary shares to any person other than by way of bonus issue and either the condition in paragraph 6.1(b) above is waived by Rank or this Offer is or becomes unconditional, then this Offer will be deemed to be extended to and include such ordinary shares and the consideration payable for them will be as provided in paragraph 2.1 above.

7.4	If, on or after the Effective Date, all or any of the CHH Shares are subdivided or consolidated by Carter Holt Harvey then:

(a)	this Offer will be interpreted to take into account that subdivision or consolidation and will be deemed to be for the CHH Shares resulting from that subdivision or consolidation;

(b)	the consideration per CHH Share offered under this Offer will be increased or reduced, as the case may require, in proportion to that subdivision or consolidation; and

(c)	accepting Carter Holt Harvey shareholders will be bound to transfer those subdivided or consolidated CHH Shares to Rank on the basis of the consideration so increased or reduced.

8.	METHOD OF SETTLEMENT

8.1	If:

(a)	this Offer is declared unconditional or the conditions to it are waived by Rank (to the extent waivable); and

(b)	a shareholders’ Acceptance Form is in order and is accompanied by the relevant CSN (or any error or omission from the Acceptance Form is rectified by Rank or is otherwise accepted by Rank as valid under paragraph 3.2 above), then either a cheque will be sent (by ordinary mail) or an electronic transfer of cleared funds will be made (at the election of the accepting Carter Holt Harvey shareholder) by Rank for the aggregate amount payable (calculated based on $2.50 per CHH Share, unless adjusted under paragraphs 7.1 or 7.4 above) to the accepting Carter Holt Harvey shareholder, by the date specified in paragraph 2.2 above. If an accepting Carter Holt Harvey shareholder does not select a method of payment, that shareholder will be paid by cheque.

8.2	Without limiting paragraphs 4.2 and 4.3 above, if this Offer does not become unconditional and the unsatisfied conditions are not waived by Rank (to the extent waivable), this Offer will lapse and Rank and every accepting Carter Holt Harvey shareholder will be released from their obligations under this Offer and the contract arising from acceptance of it.

9.	NOTICES

9.1	Notices given to Carter Holt Harvey, the Takeovers Panel and New Zealand Exchange Limited:

(a)	declaring this Offer unconditional; or

(b)	advising that this Offer is withdrawn in accordance with the Takeovers Code; or

(c)	advising that this Offer has lapsed in accordance with its terms or the Takeovers Code,

will, in each case, be deemed to be notice to all offerees when so given.

9.2	Notice of any variation of this Offer will be sent to Carter Holt Harvey, the Takeovers Panel, New Zealand Exchange Limited and, except where not required in accordance with the Takeovers Code, to each offeree under this Offer.

10.	FURTHER INFORMATION AND MISCELLANEOUS

10.1	Further information relating to this Offer, as required by Schedule 1 to the Takeovers Code, is set out in the Schedule to this Offer and forms part of this Offer document.

10.2	In this Offer document:

(a)	any reference to the Takeovers Code means the takeovers code approved in the Takeovers Code Approval Order 2000 (SR 2000/210);

(b)	except if expressly defined in this Offer document, or where the context requires otherwise, terms defined in the Takeovers Code have the same meaning in this Offer document;

(c)	references to Business Days are to days on which registered banks are open for business in Auckland, New Zealand;

(d)	references to amounts of money are to New Zealand currency;

(e)	headings are for convenience only and do not affect the interpretation of this Offer document or any Acceptance Form; and

(f)	the singular includes the plural and vice versa.

10.3	This Offer may be varied by Rank in accordance with Rule 27 of the Takeovers Code.

10.4	This Offer and any contract arising from it shall be governed by and construed in accordance with the laws of New Zealand, and the parties to any such contract submit to the non-exclusive jurisdiction of the Courts of New Zealand.

10.5	The provisions set out in the Acceptance Form are part of the terms of this Offer.

10.6	If there is an inconsistency between the terms and conditions of this Offer and the provisions of the Takeovers Act 1993 or the Takeovers Code, the provisions of the Takeovers Act 1993 or the Takeovers Code (as the case may be) will prevail.

10.7	Rank is not an “overseas person” within the meaning of that term in the Overseas Investment Act 2005.

10.8	Rank confirms that (except for the express representations and warranties made by accepting Carter Holt Harvey shareholders in paragraphs 4.7 and 4.8 of this Offer) it has made this Offer in reliance solely on its own judgment and independent enquiry and not in reliance on any statement, warranty or representation made to, or any information provided to, Rank or any other person on its behalf by or on behalf of any shareholder in Carter Holt Harvey.

RANK GROUP INVESTMENTS LIMITED

OFFER FOR ORDINARY SHARES IN CARTER HOLT HARVEY LIMITED

ACCEPTANCE AND TRANSFER FORM

Holder (CSN) Number	Number of CHH Shares

Total Consideration (at $2.50 per CHH Share)

Shareholder/Transferor (the Transferor)

ACCEPTANCE OF OFFER

By signing this form the Transferor, for the consideration stated above, hereby:

(a)	accepts the Offer dated [Date of Offer] 2005 by Rank Group Investments Limited (Rank) for the ordinary shares described above in Carter Holt Harvey Limited (Carter Holt Harvey) held by the Transferor (the CHH Shares) and, subject to the terms of the Offer (including paragraph 4.6 of the Offer), transfers title to the CHH Shares to Rank; and

(b)	as set out on the reverse of this form, enters into an indemnity in favour of Carter Holt Harvey (if applicable) and Rank and appoints Rank the attorney of the Transferor.

Rank agrees to take the CHH Shares subject to the terms of the Offer. Subject to the terms of the Offer, the Transferor hereby authorises Rank to use the Transferor’s CSN to transfer the CHH Shares to Rank. If the Transferor does not fill in the CSN, then the Transferor agrees the indemnity overleaf will apply.

METHOD OF PAYMENT

Payment will be made by either electronic transfer directly into the Transferor’s bank account, or by cheque. Please select a Method of Payment by ticking the appropriate box below.

Method of Payment (please tick one):	CHEQUE	☐	ELECTRONIC TRANSFER	☐

Note: If you do not select a Method of Payment, you will be paid by cheque.

Electronic Transfer Details: Please complete the boxes below if you wish to be paid by electronic transfer.

Account Name:

Account Number:

Bank Name:

Branch:

Bank’s Swift Code/Sort Code/BSB Code:	(Only overseas Transferors need complete this box)

EXECUTION

DATED and executed the                      day of                      2005

FOR AN INDIVIDUAL OR HOLDER OF POWER OF ATTORNEY	FOR A COMPANY
Signed by the Transferor:	Signed by the Transferor by:
In the presence of:	Director
Name:	Director
Occupation:
Address:
Power of Attorney notation details (if applicable – see Note 3):

NOTES AND INSTRUCTIONS FOR COMPLETION

1.	TO ACCEPT THE OFFER: Insert your CSN in the space provided. Select a Method of Payment. Individuals and attorneys should sign and date this form where marked. Companies must sign in accordance with the Companies Act 1993 and their constitution (if any).

2.	JOINT HOLDERS: If the CHH Shares are registered in the names of joint holders, all holders must sign the form.

3.	POWER OF ATTORNEY: If the form is signed under a power of attorney, the relevant power of attorney must be submitted with this form for noting and return, and the certificate of non-revocation of power of attorney printed overleaf must be completed. Where such power of attorney has already been noted by Carter Holt Harvey, then this fact must be stated under the signature of the attorney and a copy of any acknowledgement from Carter Holt Harvey attached.

4.	ON COMPLETION: Place the signed form in the enclosed reply-paid envelope and hand deliver, fax or post to Rank at the address below, or fax the signed form to the number provided, as soon as possible, but in any event so as to be received not later than the closing date for the offer (which is, at the date of the Offer, [Closing Date] 2005, but which may be extended under the Takeovers Code).

Rank Group Investments Limited

c/- Computershare Investor Services Limited

Level 2, 159 Hurstmere Road

Takapuna

Private Bag 92119

Auckland

New Zealand

Telephone: +64 9 488 8777

Facsimile:   +64 9 488 8787

5.	PREVIOUS SALE: If you have sold all of your CHH Shares, please immediately pass this form together with the Offer documents to the purchasers of such CHH Shares or the sharebroker through whom the sale was made. If you have sold part of your shareholding, record that fact on this form by amending the number of CHH Shares noted as being held by you on the face of this form. Please also refer to the more detailed instructions contained in the Offer.

6.	INTERPRETATION: In this form, references to the Transferor in the singular shall include the plural.

IF YOU ARE IN ANY DOUBT ABOUT THE PROCEDURE FOR ACCEPTANCES,

PLEASE CALL [                                              ] ON [                                                  ]

RANK GROUP INVESTMENTS LIMITED

OFFER FOR ORDINARY SHARES IN CARTER HOLT HARVEY LIMITED

ACCEPTANCE AND TRANSFER FORM

BY THE TRANSFEROR’S EXECUTION ON THE FACE OF THIS FORM, THE TRANSFEROR:

1.	Hereby declares that, if the CSN in respect of the CHH Shares is not stated on this form in the space provided overleaf:

(a)	the Transferor is the holder of the CHH Shares and, where the Transferor has been allocated a CSN, the Transferor has made a proper search for the CSN and has been unable to locate that number; and

(b)	the Transferor will indemnify Carter Holt Harvey and Rank against any costs, losses or damages arising out of the failure to produce the CSN or through or in consequence of the transfer of the CHH Shares being registered by Carter Holt Harvey without production or use of the CSN.

AND

2.	Hereby enters into a Power of Attorney in favour of Rank as follows:

As from the date of beneficial ownership, and title, to my/our CHH Shares passing to Rank in accordance with the terms of the Offer, I/we hereby irrevocably authorise and appoint Rank (with power of substitution by Rank in favour of such person(s) as Rank may appoint to act on its behalf) as my/our attorney and agent to act for me/us and do all matters of any kind or nature whatsoever in respect of or pertaining to the CHH Shares and all rights and benefits attaching to them as Rank may think proper and expedient and which I/we could lawfully do or cause to be done if personally acting as a legal or beneficial owner of the applicable CHH Shares.

IF SIGNING UNDER POWER OF ATTORNEY THE ATTORNEY(S) SIGNING MUST SIGN THE FOLLOWING CERTIFICATE:

CERTIFICATE OF NON-REVOCATION OF POWER OF ATTORNEY

I/WE
(Insert name of Attorney(s) signing)
of

(Address and Occupation)

HEREBY CERTIFIES:

(a)	that by a Power of Attorney dated the day of the Transferor named and described on the face of this form (the Donor) appointed me his/her/its/their attorney on the terms and conditions set out in that Power of Attorney, which terms authorise me to sign this form of transfer and acceptance; and

(b)	that I/we have executed the form printed on the face of this document as attorney under that Power of Attorney and pursuant to the powers thereby conferred upon me/us; and

(c)	that at the date hereof I/we have not received any notice or information of the revocation of that Power of Attorney by the death (or winding up) of the Donor or otherwise.

Signed at                          this              day of              2005

Signature of Attorney(s)

NOTE: Your signature does not require witnessing.